UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

VISA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 432-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 11, 2017, Visa Inc. (the “Company”) called for redemption all of the $1.75 billion principal amount outstanding of its 1.200% Notes due 2017 (CUSIP No. 92826C AA0) (the “2017 Notes”) in accordance with the optional redemption provisions applicable thereto, as set forth in Article 3 of the Indenture dated as of December 14, 2015 (the “Indenture”) between the Company and U.S. Bank National Association, as trustee, and in the definitive form of note representing the 2017 Notes (the “Note”). The Indenture and the Note were filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Company’s Current Report on Form 8-K filed on December 14, 2015.

The redemption date for the 2017 Notes will be October 11, 2017.

The redemption price for the 2017 Notes will be calculated in accordance with the Indenture and the Note and will be equal to the greater of:

(i) 100% of the principal amount of the 2017 Notes, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2017 Notes to December 14, 2017 (exclusive of interest accrued to October 11, 2017) discounted to October 11, 2017 on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Note) plus 5 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2017 Notes being redeemed to, but not including, October 11, 2017.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture.

Item 8.01.	Other Events.

On September 6, 2017, the Company announced an offering of $1,000,000,000 of its 2.150% Senior Notes due 2022 (the “2022 Notes”), $750,000,000 of its 2.750% Senior Notes due 2027 (the “2027 Notes”) and $750,000,000 of its 3.650% Senior Notes due 2047 (the “2047 Notes,” and together with the 2022 Notes and 2027 Notes, the “Notes”).

The Company received net proceeds of approximately $2.47 billion, after deducting underwriting discounts and estimated offering expenses payable by the Company. The net proceeds will be used for general corporate purposes, including the redemption of the Company’s outstanding 2017 Notes. The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated September 6, 2017 among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, under the Company’s automatic shelf registration statement as amended (the “Registration Statement”) on Form S-3 (Registration No. 333-205813), filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2015 and amended on May 31, 2017. The Company has filed with the SEC a prospectus supplement dated September 6, 2017, together with the accompanying prospectus dated May 31, 2017, relating to the offer and sale of the Notes. The Notes were issued on September 11, 2017 pursuant to the Indenture. The Notes are unsecured obligations of the Company. The Indenture also contains customary event of default provisions. The following table summarizes information about the Notes and the offering thereof.

Title of securities:	2.150% Senior Notes due 2022	2.750% Senior Notes due 2027	3.650% Senior Notes due 2047

Aggregate principal amount sold:	$1,000,000,000	$750,000,000	$750,000,000

Maturity date:	September 15, 2022	September 15, 2027	September 15, 2047

Public offering price:	99.698% of the principal amount	99.255% of the principal amount	99.583% of the principal amount

Interest payment dates:	Semi-annually on each March 15 and September 15, commencing on March 15, 2018.	Semi-annually on each March 15 and September 15, commencing on March 15, 2018.	Semi-annually on each March 15 and September 15, commencing on March 15, 2018.

Coupon:	2.150%	2.750%	3.650%

Optional redemption:	Prior to August 15, 2022, make-whole call at the applicable U.S. treasury rate plus 10 basis points; par call at any time thereafter	Prior to June 15, 2027, make-whole call at the applicable U.S. treasury rate plus 12.5 basis points; par call at any time thereafter	Prior to March 15, 2047, make-whole call at the applicable U.S. treasury rate plus 15 basis points; par call at any time thereafter

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes. Each of the Underwriting Agreement and the forms of the 2022 Notes, 2027 Notes and 2047 Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively. The Indenture was previously incorporated by reference into the Registration Statement pursuant to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 14, 2015. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated September 6, 2017 among Visa Inc. and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Form of 2.150% Senior Notes due 2022

4.2 4.3	Form of 2.750% Senior Notes due 2027 Form of 3.650% Senior Notes due 2047

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: September 11, 2017	By:	/s/ Vasant M. Prabhu
Name: Vasant M. Prabhu
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated September 6, 2017 among Visa Inc. and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Form of 2.150% Senior Notes due 2022

4.2 4.3	Form of 2.750% Senior Notes due 2027 Form of 3.650% Senior Notes due 2047

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)